Filed Pursuant to Rule 497(a)

Registration No. 333-234798

Rule 482ad

Oaktree Specialty Lending Corporation Prices Public Offering of

$300,000,000 3.500% Notes due 2025

LOS ANGELES, CA, February 13, 2020 – Oaktree Specialty Lending Corporation (NASDAQ: OCSL) (“Oaktree Specialty Lending” or the “Company”), a specialty finance company, today announced that it has priced an underwritten public offering of $300 million aggregate principal amount of 3.500% notes due 2025. The notes will mature on February 25, 2025 and may be redeemed in whole or in part at the Company’s option at any time at par plus a “make-whole” premium, if applicable.

J.P. Morgan Securities LLC, BofA Securities, Inc., RBC Capital Markets, LLC and ING Financial Markets LLC are acting as joint book-running managers for this offering. Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., MUFG Securities Americas Inc., Citigroup Global Markets Inc., HSBC Securities (USA) Inc., Morgan Stanley & Co., CIT Capital Securities LLC, R. Seelaus & Co., LLC, Janney Montgomery Scott LLC, Jefferies LLC, JMP Securities LLC, Keefe, Bruyette & Woods, Inc. and Wells Fargo Securities, LLC are acting as co-managers for this offering. The offering is expected to close on February 25, 2020, subject to customary closing conditions.

Oaktree Specialty Lending expects to use the net proceeds of this offering to reduce its outstanding debt, including its 5.875% unsecured notes due 2024, its 6.125% unsecured notes due 2028 and a portion of the borrowings under its revolving credit facility, and for general corporate purposes.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Oaktree Specialty Lending before investing. The pricing term sheet dated February 13, 2020, the preliminary prospectus supplement dated February 13, 2020 and the accompanying prospectus dated January 13, 2020, each of which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Oaktree Specialty Lending and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, facsimile: 212-834-6081; BofA Securities, Inc. at 200 North College Street, NC1-004-03-43, Charlotte, NC 28255-0001, Attention: Prospectus Department, Ph.: 1-800-294-1322; RBC Capital Markets, LLC at 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Transaction Management, facsimile: 212-658-6137; or ING Financial Markets LLC at 1133 Avenue of the Americas, New York, NY 10036, Attention: Investment Grade Syndicate Desk, facsimile: 646-424-6718.

About Oaktree Specialty Lending Corporation

Oaktree Specialty Lending Corporation (NASDAQ:OCSL) is a specialty finance company dedicated to providing customized one-stop credit solutions to companies with limited access to public or syndicated capital markets. The Company seeks to generate current income and capital appreciation by providing companies with flexible and innovative financing solutions including first and second lien loans, unsecured and mezzanine loans, and preferred equity. The Company is regulated as a business development company under the Investment Company Act of 1940, as amended. Oaktree Specialty Lending is managed by Oaktree Capital Management, L.P.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements may include statements as to: our future operating results and distribution projections; our business prospects and the prospects of our portfolio companies; and the impact of the investments that we expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K and our quarterly reports on Form 10-Q. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.

We have based the forward-looking statements included in this press release on information available to us on the date of this press release, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contacts

Investor Relations:

Oaktree Specialty Lending Corporation

Michael Mosticchio

(212) 284-1900

ocsl-ir@oaktreecapital.com